Warrants	12 Months Ended
Dec. 31, 2012
Warrants

9.     Warrants

Convertible Preferred Stock Warrants

In September 2011, the Company entered into a $20.0 million Credit Facility discussed further in Note 6. In connection with the Credit Facility, the Company issued a warrant to purchase up to 120,961 shares of Series D with an exercise price of $8.4738 per share. As of December 31, 2011, only 56,054 shares were exercisable. The exercisability of the warrant would be triggered upon specified drawdowns under the Credit Facility. As of December 31, 2012 and 2011, the Company had drawdowns of $10.0 million from the total $20.0 million underlying the Credit Facility. If the Company withdrew the remaining $10.0 million, the remaining 64,907 shares would become exercisable under the warrant. As of December 31, 2012, the Company’s ability to withdraw the remaining $10.0 million expired. At the time of issuance, the aggregate fair value of the warrant in the amount of $281,000 was determined using a Monte Carlo model incorporating two scenarios, one with a future equity financing and one without. The model also used the following assumptions: expected term of 1.2 years, risk-free interest rate of 0.2%, expected volatility of 55.0% and expected dividend yield of 0%. The fair value of the warrant was recorded as a warrant liability upon issuance. As a result of the Company’s first public filing of its Form S-1 in August 2012 and in connection with the termination of the anti-dilution provisions contained in the warrant, the warrant liability was remeasured to fair value and the remaining value reclassified to additional paid-in-capital. Upon completion of the Company’s IPO in September 2012 and the related conversion of the convertible preferred stock to common stock, this warrant to purchase convertible preferred stock became a warrant to purchase common stock and the expiration date was set at September 19, 2017, which is five years from the effectiveness of the Company’s IPO.

During the years ended December 31, 2012 and 2011, the Company recognized a charge to earnings of $369,000 and $16,000, respectively, from remeasurement of the fair value of the warrant, which was recorded through the statements of operations.

The Company determined the fair value of the outstanding convertible preferred stock warrant as of August 17, 2012, the date the anti-dilution provision was no longer applicable, and December 31, 2011 with the following assumptions:

	As of August 17, 2012	As of December 31, 2011
Estimated term (in years)	5.9	1.0
Risk-free interest rate	1.0%	0.1%
Expected volatility	53%	55%
Expected dividend yield	0%	0%

The above assumptions were determined as follows:

Term—The term represents a weighted average of the remaining term under probable scenarios used to determine the fair value of the underlying stock. A weighted average term was determined to be more appropriate than the contractual term due to potential adjustments to the related expiration date for the warrant under multiple scenarios;

Risk-free interest rate—The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of grant for zero coupon U.S. Treasury notes with maturities approximately equal the term of the warrant;

Expected volatility—The expected volatility is derived from historical volatilities of several unrelated publicly listed peer companies over a period approximately equal to the term of the warrant because the Company has limited information on the volatility of the preferred stock since the Company does not have significant trading history. When making the selections of industry peer companies to be used in the volatility calculation, the Company considered the size, operational and economic similarities to the Company’s principle business operations; and

Expected dividend yield—The expected dividend yield is assumed to be zero as the Company has never paid dividends and has no current plans to do so.

Common Stock Warrants

In July 2010, in conjunction with services provided by a third party consultant, the Company issued a warrant to purchase 12,735 shares of common stock with an exercise price of $3.54 per share and expiration date of July 19, 2015. The warrant is exercisable with cash or through a cashless exercise provision. Under the cashless exercise provision, the holder may, in lieu of payment of the exercise price in cash, surrender the warrant and receive a net amount of shares based on the fair market value of the Company’s common stock at the time of exercise of the warrant after deducting the aggregate exercise price. The fair value of the warrant in the amount of $16,000 was recorded as additional paid-in capital upon issuance and was not subject to remeasurement at each reporting period. The fair value of the warrant was calculated using the Black-Scholes option-pricing model with the following assumptions: contractual term of 5 years, risk-free interest rate of 1.7%, expected volatility of 55.0% and expected dividend yield of 0%. In March 2011, the warrant was exercised with cash proceeds of $45,000.

In September 2011, in conjunction with services provided by a third party consultant, the Company issued a warrant to purchase 44,646 shares of common stock with an exercise price of $4.29 per share and expiration date of February 14, 2016. The fair value of the warrant in the amount of $93,000 was recorded as additional paid-in capital upon issuance and was not subject to remeasurement at each reporting period. The fair value of the warrant was calculated using the Black-Scholes option-pricing model with the following assumptions: contractual term of 4.5 years, risk-free interest rate of 0.7%, expected volatility of 55.0% and expected dividend yield of 0%. In connection with the IPO in September 2012, the warrant was exercised using the cashless exercise provision which amounted to the net issuance of 33,380 shares of common stock. As of December 31, 2012, this warrant was no longer outstanding.